UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08788
                                  -----------

                  TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
                 ------------------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                                                             ------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 9/30/08
                          --------


ITEM 1. REPORTS TO STOCKHOLDERS.


                                   (GRAPHIC)

                                                              SEPTEMBER 30, 2008

SEMIANNUAL REPORT                                                  INTERNATIONAL

                              TEMPLETON RUSSIA AND
                            EAST EUROPEAN FUND, INC.

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund.
                            Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

CEO'S MESSAGE ......................................    1
SEMIANNUAL REPORT
Templeton Russia and East European Fund, Inc. ......    4
Performance Summary ................................    8
Important Notice to Shareholders ...................    9
Financial Highlights and Statement of Investments ..   10
Financial Statements ...............................   13
Notes to Financial Statements ......................   16
Annual Meeting of Shareholders .....................   22
Dividend Reinvestment and Cash Purchase Plan .......   23
Shareholder Information ............................   26

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 31, 2008

Dear Shareholder:

The enclosed semiannual report for Templeton Russia and East European Fund covers the six months ended September 30, 2008, but I would like to add some comments on market events that occurred in October. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world has seized up, and the fallout has impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal Reserve and Treasury Department have moved rapidly to establish new programs for easing money market pressures and handling troubled financial assets. The outcome of all these efforts may take a while to be realized, but I believe the latest actions here and abroad mark a significant turning point for global capital markets.

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of

(1.) Source: Ned Davis Research, Inc.


                     Not part of the semiannual report | 1

45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single-day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often.... For
100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too -- made money in stocks .... In this century or the next it's still `Buy low, sell high.'"(3)

Sir John knew these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by investment objective, clientele and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management. It is also important to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage led Standard & Poor's to recently raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions remain challenging, there are ample reasons to be optimistic about eventual market stabilization and

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.

(4.) Source: Standard & Poor's press release, 10/6/08.


                      2 | Not part of the semiannual report
recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed semiannual report for Templeton Russia and East European Fund, the portfolio manager discusses market conditions, investment decisions and Fund performance during the six months ended September 30, 2008. The report contains additional performance data and financial information. Our website, FRANKLINTEMPLETON.COM, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson

Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      Not part of the semiannual report | 3

Semiannual Report

Templeton Russia and East European Fund, Inc.

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Russia and East European Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments that are tied economically to Russia or East European countries.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 9/30/08

                                   (BAR CHART)

Metals & Mining                             24.2%
Oil, Gas & Consumable Fuels                 19.4%
Commercial Banks                            12.9%
Diversified Telecommunication Services      12.1%
Pharmaceuticals                              7.0%
Energy Equipment & Services                  5.6%
Wireless Telecommunication Services          5.1%
Food Products                                2.5%
Media                                        2.3%
Other                                        0.4%
Short-Term Investments & Other Net Assets    8.5%

Dear Shareholder:

This semiannual report for Templeton Russia and East European Fund covers the period ended September 30, 2008.

PERFORMANCE OVERVIEW

Templeton Russia and East European Fund had cumulative total returns of -44.95% based on market price and -42.80% based on net asset value for the six months ended September 30, 2008. In line with our long-term investment strategy, we are pleased with our long-term results. For the 10-year period ended September 30, 2008, the Fund delivered cumulative total returns of +742.69% in market price terms and +1,196.48% in net asset value terms. You can find more of the Fund's performance data in the Performance Summary on page 8.

ECONOMIC AND MARKET OVERVIEW

Although Eastern European markets recorded positive performances in the first two months of the period, worsening market sentiment in subsequent months led to one of the most volatile periods in recent times for global financial markets. Contagion from financial instability in the U.S. and Western Europe coupled with drying global liquidity caused investors to flee equity markets worldwide. As a result, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Eastern Europe Index ended the period down 34.37% in U.S. dollar terms.(1)

(1.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The MSCI EM Eastern Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Eastern Europe. The index consists of the following four emerging country indexes: Czech Republic, Hungary, Poland and Russia.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.


                              4 | Semiannual Report

Russia was one of the worst performing emerging markets with a 39.26% loss in U.S. dollars. (2) Uncertainty following the Georgia conflict and oil price correction prompted many investors to exit the market. Elsewhere in the region, Hungary performed better than its regional peers with a 16.41% decline in U.S. dollars.(2)

In view of the substantial volatility in Russian stock markets, the government announced a US$180 billion rescue package in September to stabilize the financial system and provide additional liquidity.(3) Key actions included an allocation of nearly US$20 billion for domestic share purchases, tax exemptions, a ban on speculative short selling and margin trading, a 400-basis-point (4%) cut in cash reserve requirement ratio for banks, capital injections by the central bank at the repurchase auctions, and a significant increase in government deposits at domestic banks.(3)

Gross domestic product (GDP) growth in Russia remained robust at 7.5% in the second quarter of 2008 compared with the second quarter of 2007 (year-over-year).(4) Although this growth rate was slower than the revised 8.5% for the first three months of the year, it was still much faster than growth rates in developed economies.(4) Domestic consumption was a key driver of growth, but inflation remained a major concern with the annual rate reaching 15.0% year-over-year in September largely due to high food prices.(4) Despite rising inflation, the central bank maintained its 10.5% year-end inflation target.(4) It continued to implement a tightening monetary policy to curb inflationary pressures by raising its benchmark interest rate four times and the reserve requirement ratio three times this year. Politically, President Dmitry Medvedev was inaugurated in May, and his predecessor,Vladimir Putin,was appointed prime minister.

TOP 10 EQUITY HOLDINGS
9/30/08

COMPANY                                      % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                     NET ASSETS
------------------------                     ----------
LUKOIL, ADR                                     13.3%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
Sberbank RF                                     12.9%
   COMMERCIAL BANKS, RUSSIA
Norilsk Nickel
(Mining and Metallurgical Co.
Norilsk Nickel)                                 11.2%
   METALS & MINING, RUSSIA
Severstal (Cherepovets Mk Severstal)             6.6%
   METALS & MINING, RUSSIA
Gazprom, ord. & ADR                              5.7%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
Mobile TeleSystems                               5.1%
   WIRELESS TELECOMMUNICATION SERVICES,
   RUSSIA
Egis Nyrt                                        4.6%
   PHARMACEUTICALS, HUNGARY
Mechel OAO, ADR                                  4.6%
   METALS & MINING, RUSSIA
OAO TMK, 144A & GDR                              3.9%
   ENERGY EQUIPMENT & SERVICES, RUSSIA
VolgaTelecom, ord. & ADR                         3.7%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   RUSSIA

INVESTMENT STRATEGY

Our investment strategy employs a company-specific, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look for investments, we consider specific companies in the context of their sector and country. We perform in-depth research to construct an Action List from which we construct the portfolio. Our emphasis is on

(2.) Source: (C) 2008 Morningstar.See footnote 1 for a description of the MSCI
     EM Eastern Europe Index. Country market returns are based on subindexes of the MSCI EM Eastern Europe Index.

(3.) Source: Bank of Russia.

(4.) Source: Federal Services of State Statistics, Russia.


                             Semiannual Report | 5
value and not attempting to match or beat an index. During our analysis, we also consider a company's position in its sector, the economic framework and political environment.

MANAGER'S DISCUSSION

In an environment where most stocks declined in absolute terms, the largest detractors from Fund performance during the reporting period included Sberbank (Savings Bank of Russia), the country's largest bank; Norilsk Nickel (Mining and Metallurgical Co. Norilsk Nickel), the world's largest nickel and palladium producer; and Severstal (Cherepovets Mk Severstal), a key steel producer in Russia. A lack of confidence in financial and banking stocks pressured Sberbank's stock to fall during the period, while commodity price corrections hurt materials stocks Norilsk Nickel and Severstal. We continued to hold these stocks, as we remained confident in these companies' prospects based on their strong fundamentals and a positive long-term outlook for commodities. On a more positive note, key holdings that contributed to performance including Open Investments, a Moscow-based real estate development, management and investment company; and Polyus Gold, Russia's largest gold producer. We sold both stocks to realize gains by period-end.

During the reporting period, market volatility provided us with opportunities to buy stocks at what we considered attractive prices. We purchased stocks of major telecommunication services providers Mobile TeleSystems and Vimpel-Communications; Mechel, a leading diversified, vertically integrated mining and steel company; and CTC Media, an operator of one of Russia's most popular television networks. We also added to our holdings of C.A.T. oil, a leading oilfield services provider in Russia and Kazakhstan; Veropharm, a key pharmaceuticals manufacturer; and VSMPO (Vsmpo-Avisma), one of the world's largest integrated titanium products manufacturers. In addition, we initiated a position in Ukraine's leading agricultural producer MHP.

We sold select Russian stocks during the period, including the aforementioned Open Investments and Polyus Gold, as well as utility company UES (Unified Energy Systems) due to its corporate restructuring. We also eliminated the Fund's exposure to Kazakhstan via the sale of Alliance Bank and reduced exposure to Severstal to lock in gains.

Although short-term volatility may continue, at period-end we believed Russia's strong financial reserves could allow the government to improve domestic liquidity and lift investor confidence for the longer term. In our opinion, Russia continues to offer attractive investments due to its strong economic environment and vast supply of natural resources. While no one can predict the bottom of a


                              6 | Semiannual Report
market, history has shown us that the best time to buy can be when everyone is despondently selling, which can allow us to invest in stocks at what we consider more attractive prices.

Thank you for your continued participation in Templeton Russia and East European Fund. We look forward to serving your future investment needs.

(PHOTO OF MARK MOBIUS)

Sincerely,


/s/ Mark Mobius

Mark Mobius
Executive Chairman
Templeton Asset Management Ltd.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 7

Performance Summary as of 9/30/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

PRICE INFORMATION

SYMBOL: TRF              CHANGE   9/30/08   3/31/08
-----------             -------   -------   -------
Net Asset Value (NAV)   -$25.84    $34.53    $60.37
Market Price (NYSE)     -$25.69    $31.46    $57.15

PERFORMANCE

                                        6-MONTH    1-YEAR    5-YEAR    10-YEAR
                                        -------   -------   -------   ---------
Cumulative Total Return(1)
   Based on change in NAV(2)            -42.80%   -44.31%   +128.06%  +1,196.48%
   Based on change in market price(3)   -44.95%   -50.35%   +112.04%    +742.69%
Average Annual Total Return(1)
   Based on change in NAV(2)            -42.80%   -44.31%    +17.92%     +29.20%
   Based on change in market price(3)   -44.95%   -50.35%    +16.21%     +23.75%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY, AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. RUSSIAN AND EAST EUROPEAN SECURITIES INVOLVE SIGNIFICANT ADDITIONAL RISKS, INCLUDING POLITICAL AND SOCIAL UNCERTAINTY (FOR EXAMPLE, REGIONAL CONFLICTS AND RISK OF WAR), CURRENCY EXCHANGE RATE VOLATILITY, PERVASIVENESS OF CORRUPTION AND CRIME IN THE RUSSIAN AND EAST EUROPEAN ECONOMIC SYSTEMS, DELAYS IN SETTLING PORTFOLIO TRANSACTIONS, AND RISK OF LOSS ARISING OUT OF THE SYSTEM OF SHARE REGISTRATION AND CUSTODY USED IN RUSSIA AND EAST EUROPEAN COUNTRIES. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY INVESTING IN RUSSIA AND EAST EUROPEAN COUNTRIES, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

(1.) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

(2.) Assumes reinvestment of distributions based on net asset value.

(3.) Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.


                              8 | Semiannual Report

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.


                             Semiannual Report | 9

Templeton Russia and East European Fund, Inc.

FINANCIAL HIGHLIGHTS

                                                      SIX MONTHS ENDED                      YEAR ENDED MARCH 31,
                                                     SEPTEMBER 30, 2008   --------------------------------------------------------
                                                         (UNAUDITED)        2008        2007        2006        2005        2004
                                                     ------------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............       $  60.37         $  67.48    $  60.92    $  40.59    $  39.89    $  22.11
                                                         --------         --------    --------    --------    --------    --------
Income from investment operations:
   Net investment income (loss)(a) ...............           0.25            (0.11)      (0.24)      (0.26)      (0.01)       0.15
   Net realized and unrealized gains (losses) ....         (26.09)            2.90       20.90       29.51        4.28       21.86
                                                         --------         --------    --------    --------    --------    --------
Total from investment operations .................         (25.84)            2.79       20.66       29.25        4.27       22.01
                                                         --------         --------    --------    --------    --------    --------
Less distributions from:
   Net investment income .........................             --            (0.50)      (0.95)         --          --       (0.22)
   Net realized gains ............................             --            (9.40)     (13.15)      (8.92)      (3.57)      (4.01)
                                                         --------         --------    --------    --------    --------    --------
Total distributions ..............................             --            (9.90)     (14.10)      (8.92)      (3.57)      (4.23)
                                                         --------         --------    --------    --------    --------    --------
Net asset value, end of period ...................       $  34.53         $  60.37    $  67.48    $  60.92    $  40.59    $  39.89
                                                         --------         --------    --------    --------    --------    --------
Market value, end of period(b) ...................       $  31.46         $  57.15    $  70.41    $  76.06    $  39.30    $  45.65
                                                         ========         ========    ========    ========    ========    ========
Total return (based on market value per
   share)(c) .....................................         (44.95)%          (6.78)%     14.07%     130.61%      (5.15)%    150.26%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses before expense reduction ................           1.70%            1.73%       1.85%       1.84%       1.80%       1.84%
Expenses net of expense reduction ................           1.70%            1.73%       1.84%       1.84%       1.80%       1.84%
Net investment income (loss) .....................           0.88%           (0.17)%     (0.39)%     (0.55)%     (0.02)%      0.47%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................       $189,817         $331,860    $368,832    $330,324    $218,577    $214,166
Portfolio turnover rate ..........................           9.63%           10.26%       8.36%      15.73%       7.65%      18.76%

(a)  Based on average daily shares outstanding.

(b)  Based on the last sale on the New York Stock Exchange.

(c)  Total return is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             10 | Semiannual Report

Templeton Russia and East European Fund, Inc.

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008 (UNAUDITED)

                                                                                    COUNTRY         SHARES         VALUE
                                                                                 ------------    -----------   ------------
       COMMON STOCKS 91.5%
       COMMERCIAL BANKS 12.9%
       Sberbank RF ...........................................................   Russia           14,231,000   $ 24,477,320
                                                                                                               ------------
       DIVERSIFIED TELECOMMUNICATION SERVICES 12.1%
       Sibirtelecom ..........................................................   Russia          146,940,180      4,849,026
       Southern Telecommunications Co. .......................................   Russia           63,812,635      3,828,758
       Uralsvyazinform .......................................................   Russia           59,201,000      1,018,257
       Vimpel-Communications, ADR ............................................   Russia              308,960      6,271,888
       VolgaTelecom ..........................................................   Russia            3,681,235      5,705,914
       VolgaTelecom, ADR .....................................................   Russia              407,000      1,261,700
                                                                                                               ------------
                                                                                                                 22,935,543
                                                                                                               ------------
       ENERGY EQUIPMENT & SERVICES 5.6%
   (a) C.A.T. oil AG .........................................................   Austria             590,748      2,758,937
(a, b) Integra Group Holdings, GDR, Reg S ....................................   Russia              149,700        507,483
   (c) OAO TMK, 144A .........................................................   Russia              393,550      2,262,913
       OAO TMK, GDR ..........................................................   Russia              210,000      5,170,200
                                                                                                               ------------
                                                                                                                 10,699,533
                                                                                                               ------------
       FOOD PRODUCTS 2.5%
   (a) Cherkizovo Group OJSC, GDR ............................................   Russia               65,000        499,200
   (a) Kernel Holding SA .....................................................   Luxembourg          362,000      2,849,213
(a, c) MHP SA, GDR, 144A .....................................................   Ukraine             137,200      1,509,200
                                                                                                               ------------
                                                                                                                  4,857,613
                                                                                                               ------------
       INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.1%
   (a) TGC-5JSC ..............................................................   Russia          517,838,821        113,925
                                                                                                               ------------
       MEDIA 2.3%
   (a) CTC Media Inc. ........................................................   United States       295,400      4,431,000
                                                                                                               ------------
       METALS & MINING 24.2%
   (a) Chelyabinsk Zinc Plant ................................................   Russia              278,000        847,900
       Cherepovets Mk Severstal ..............................................   Russia            1,233,770     12,584,454
       Mechel OAO, ADR .......................................................   Russia              483,105      8,676,566
       Mining and Metallurgical Co. Norilsk Nickel ...........................   Russia              158,300     21,212,200
   (a) South-Ural Nickel Factory .............................................   Russia                1,100        319,000
       Vsmpo-Avisma Corp. ....................................................   Russia               21,200      2,246,257
                                                                                                               ------------
                                                                                                                 45,886,377
                                                                                                               ------------
       OIL, GAS & CONSUMABLE FUELS 19.4%
       Gazprom ...............................................................   Russia              524,000      4,192,000
       Gazprom, ADR ..........................................................   Russia              210,500      6,599,175
   (a) JSC Mashinostroitelniy Zavod ..........................................   Russia                4,240        720,800
       LUKOIL, ADR ...........................................................   Russia              423,800     25,269,075
                                                                                                               ------------
                                                                                                                 36,781,050
                                                                                                               ------------


                             Semiannual Report | 11

Templeton Russia and East European Fund, Inc.

                                                                                    COUNTRY         SHARES         VALUE
                                                                                 ------------    -----------   ------------
       COMMON STOCKS (CONTINUED)
       PHARMACEUTICALS 7.0%
       Egis Nyrt .............................................................   Hungary             132,771   $  8,771,991
   (a) Veropharm .............................................................   Russia              120,971      4,475,927
                                                                                                               ------------
                                                                                                                 13,247,918
                                                                                                               ------------
       REAL ESTATE MANAGEMENT & DEVELOPMENT 0.3%
(a, c) KDD Group NV 144A .....................................................   Netherlands         802,580        529,347
                                                                                                               ------------
       WIRELESS TELECOMMUNICATION SERVICES 5.1%
       Mobile TeleSystems ....................................................   Russia            1,120,000      9,710,400
                                                                                                               ------------
       TOTAL COMMON STOCKS (COST $128,098,386) ...............................                                  173,670,026
                                                                                                               ------------
       SHORT TERM INVESTMENTS (COST $17,324,314) 9.1%
       MONEY MARKET FUNDS 9.1%
   (d) Franklin Institutional Fiduciary Trust Money Market Portfolio, 1.98% ..   United States    17,324,314     17,324,314
                                                                                                               ------------
       TOTAL INVESTMENTS (COST $145,422,700) 100.6% ..........................                                  190,994,340
       OTHER ASSETS, LESS LIABILITIES (0.6)% .................................                                   (1,177,158)
                                                                                                               ------------
       NET ASSETS 100.0% .....................................................                                 $189,817,182
                                                                                                               ============

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt

GDR - Global Depository Receipt

(a)  Non-income producing for the twelve months ended September 30, 2008.

(b) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Fund's Board of Directors. At September 30, 2008, the value of this security was $507,483, representing 0.27% of net assets.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At September 30, 2008, the aggregate value of these securities was $4,301,460, representing 2.27% of net assets.

(d) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             12 | Semiannual Report

Templeton Russia and East European Fund, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2008 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .......................   $128,098,386
      Cost - Sweep Money Fund(Note 7) ...................     17,324,314
                                                            ------------
      Total cost of investments .........................   $145,422,700
                                                            ============
      Value - Unaffiliated issuers ......................   $173,670,026
      Value - Sweep Money Fund(Note 7) ..................     17,324,314
                                                            ------------
      Total value of investments ........................    190,994,340
   Receivablefrom dividends .............................      1,839,565
                                                            ------------
         Total assets ...................................    192,833,905
                                                            ------------
Liabilities:
   Payables:
      Investment securities purchased ...................      2,587,446
      Affiliates ........................................        260,781
   Accrued expenses and other liabilities ...............        168,496
                                                            ------------
         Total liabilities ..............................      3,016,723
                                                            ------------
            Net assets, at value ........................   $189,817,182
                                                            ============
Net assets consist of:
   Paid-in capital ......................................   $ 83,223,437
   Distributions in excess of net investment income .....     (5,198,279)
   Net unrealized appreciation (depreciation) ...........     46,864,823
   Accumulated net realized gain (loss) .................     64,927,201
                                                            ------------
            Net assets, at value ........................   $189,817,182
                                                            ============
Shares outstanding ......................................      5,497,179
                                                            ============
Net asset value per share ...............................   $      34.53
                                                            ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 13

Templeton Russia and East European Fund, Inc.

STATEMENT OF OPERATIONS
for the six months ended September 30, 2008 (unaudited)

Investment income:
   Dividends: (net of foreign taxes of $422,371)
      Unaffiliated issuers ..............................   $   3,561,688
      Sweep Money Fund (Note 7) .........................         403,764
                                                            -------------
         Total investment income ........................       3,965,452
                                                            -------------
Expenses:
   Management fees (Note 3a) ............................       1,870,283
   Administrative fees (Note 3b) ........................         309,499
   Transfer agent fees ..................................          26,892
   Custodian fees (Note 4) ..............................         287,073
   Reports to shareholders ..............................          21,438
   Registration and filing fees .........................           7,378
   Professional fees ....................................          62,737
   Directors' fees and expenses .........................          21,987
   Other ................................................           8,339
                                                            -------------
         Total expenses .................................       2,615,626
         Expense reductions (Note 4) ....................          (1,021)
                                                            -------------
            Net expenses ................................       2,614,605
                                                            -------------
               Net investment income (loss) .............       1,350,847
                                                            -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .......................................      15,610,264
      Foreign currency transactions .....................          17,821
                                                            -------------
               Net realized gain (loss) .................      15,628,085
                                                            -------------
Net change in unrealized appreciation (depreciation) on:
   Investments ..........................................    (159,014,883)
   Translation of other assets and liabilities
      denominated in foreign currencies .................          (6,608)
                                                            -------------
               Net change in unrealized appreciation
                  (depreciation) ........................    (159,021,491)
                                                            -------------
Net realized and unrealized gain (loss) .................    (143,393,406)
                                                            -------------
Net increase (decrease) in net assets resulting from
   operations ...........................................   $(142,042,559)
                                                            =============

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Templeton Russia and East European Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                            SIX MONTHS ENDED
                                                              SEPTEMBER 30,      YEAR ENDED
                                                            2008 (UNAUDITED)   MARCH 31, 2008
                                                            ----------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ......................     $   1,350,847     $   (624,693)
      Net realized gain (loss) from investments and
         foreign currency transactions ..................        15,628,085       81,875,669
      Net change in unrealized appreciation
         (depreciation) on investments and translation of
         other assets and liabilities denominated in
         foreign currencies .............................      (159,021,491)     (66,168,424)
                                                              -------------     ------------
         Net increase (decrease) in net assets resulting
            from operations .............................      (142,042,559)      15,082,552
                                                              -------------     ------------
   Distributions to shareholders from:
      Net investment income .............................                --       (2,750,279)
      Net realized gains ................................                --      (51,438,970)
                                                              -------------     ------------
      Total distributions to shareholders ...............                --      (54,189,249)
                                                              -------------     ------------
   Capital share transactions: (Note 2) .................                --        2,134,598
                                                              -------------     ------------
         Net increase (decrease) in net assets ..........      (142,042,559)     (36,972,099)
Net assets:
   Beginning of period ..................................       331,859,741      368,831,840
                                                              -------------     ------------
   End of period ........................................     $ 189,817,182     $331,859,741
                                                              =============     ============
Distributions in excess of net investment income included
   in net assets:
   End of period ........................................     $  (5,198,279)    $ (6,549,126)
                                                              =============     ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Templeton Russia and East European Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Russia and East European Fund, Inc. (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a non-diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.


                             16 | Semiannual Report

Templeton Russia and East European Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of September 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.


                             Semiannual Report | 17

Templeton Russia and East European Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES (CONTINUED)

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.


                             18 | Semiannual Report

Templeton Russia and East European Fund, Inc.

2. CAPITAL STOCK

At September 30, 2008, there were 100 million shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                    SIX MONTHS ENDED
                                   SEPTEMBER 30, 2008        YEAR ENDED
                                       (UNAUDITED)         MARCH 31, 2008
                                   ------------------   -------------------
                                     SHARES   AMOUNT    SHARES     AMOUNT
                                   --------   -------   ------   ----------
Shares issued in reinvestment of
   distributions ...............       --       $--     31,002   $2,134,598

The Fund's Board of Directors previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. During the year ended March 31, 2008 and the period ended September 30, 2008, there were no shares repurchased.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                       AFFILIATION
----------                                       -----------
Templeton Asset Management Ltd. (TAML)           Investment manager
Franklin Templeton Services, LLC (FT Services)   Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

ANNUALIZED
 FEE RATE    NET ASSETS
 --------    ----------
  1.250%     Up to and including $1 billion
  1.200%     Over $1 billion, up to and including $5 billion
  1.150%     Over $5 billion, up to and including $10 billion
  1.100%     Over $10 billion, up to and including $15 billion
  1.050%     Over $15 billion, up to and including $20 billion
  1.000%     In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average weekly net assets of the Fund.


                             Semiannual Report | 19

Templeton Russia and East European Fund, Inc.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At September 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................   $148,423,935
                                                ============
Unrealized appreciation .....................   $ 76,117,548
Unrealized depreciation .....................    (33,547,143)
                                                ------------
Net unrealized appreciation (depreciation) ..   $ 42,570,405
                                                ============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2008, aggregated $50,800,501 and $25,421,319, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                             20 | Semiannual Report

Templeton Russia and East European Fund, Inc.

8. CONCENTRATION OF RISK

Investing in equity securities of Russian and East European companies may include certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from underdeveloped systems of securities registration and transfer. At September 30, 2008, the Fund had 80.5%, 4.6%, 1.5%, and 0.8% of its net assets in Russia, Hungary, Austria, and Ukraine, respectively.

9. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on April 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

-    Level 1 - quoted prices in active markets for identical securities

- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2008, in valuing the Fund's assets and liabilities carried at fair value:

                                      LEVEL 1       LEVEL 2     LEVEL 3       TOTAL
                                   ------------   -----------   -------   ------------
ASSETS:
   Investments in Securities ...   $162,530,135   $28,464,205     $--     $190,994,340

10. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             Semiannual Report | 21

Templeton Russia and East European Fund, Inc.

ANNUAL MEETING OF SHAREHOLDERS, AUGUST 22, 2008 (UNAUDITED)

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 East Broward Boulevard, Fort Lauderdale, Florida, on August 22, 2008. The purpose of the meeting was to elect four Directors of the Fund (Proposal 1) and to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust (Proposal 2). The meeting was adjourned to September 26, 2008, October 9, 2008 and October 17, 2008 with respect to Proposal 2. At the meeting held on August 22, 2008, the following persons were elected by the shareholders to serve as Directors of the Fund: Harris J. Ashton, Ann Torre Bates, Larry D. Thompson, and Constantine D. Tseretopoulos.* The Agreement and Plan of Reorganization that provided for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust was not approved by shareholders. No other business was transacted at the meeting.

The results of the voting on Proposal 1 at the Meeting held on August 22, 2008 are as follows:

Proposal 1: The election of four Directors:

                                                               % OF                               % OF
                                                              SHARES                             SHARES
                                                  % OF       PRESENT                 % OF       PRESENT
                                               OUTSTANDING     AND                OUTSTANDING     AND
TERM EXPIRING 2011                    FOR         SHARES      VOTING   WITHHELD      SHARES      VOTING
------------------                 ---------   -----------   -------   --------   -----------   -------
Harris J. Ashton,, .............   4,400,552      80.05%      97.83%    97,484       1.77%       2.17%
Larry D. Thompson ..............   4,410,842      80.24%      98.06%    87,194       1.59%       1.94%
Constantine D. Tseretopoulos ...   4,399,077      80.02%      97.80%    98,959       1.80%       2.20%

                                                               % OF                               % OF
                                                              SHARES                             SHARES
                                                  % OF       PRESENT                 % OF       PRESENT
                                               OUTSTANDING     AND                OUTSTANDING     AND
TERM EXPIRING 2011                    FOR         SHARES      VOTING   WITHHELD      SHARES      VOTING
------------------                 ---------   -----------   -------   --------   -----------   -------
Ann Torre Bates ................   4,398,554      80.01%      97.79%    99,482       1.81%       2.21%

* Frank J. Crothers, Edith E. Holiday, Charles B. Johnson, Gregory E. Johnson, David W. Niemiec, Frank A. Olson and Robert E. Wade are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

The results of the voting on proposal 2 at the Meeting held on October 17, 2008 are as follows:

Proposal 2: The approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust:

                                          % OF       % OF
                                      OUTSTANDING    VOTED
                       SHARES VOTED      SHARES     SHARES
                       ------------   -----------   ------
For ................     2,433,975       44.28%     51.42%
Against ............       158,240        2.88%      3.34%
Abstain ............        74,217        1.35%      1.57%
Broker Non-Votes ...     2,830,746       51.49%      0.00%


                             22 | Semiannual Report

Templeton Russia and East European Fund, Inc.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify BNY Mellon Shareowner Services (the "Plan Administrator")at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice within ten business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant's shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share, to the participant.

DIRECT DEPOSIT SERVICE FOR REGISTERED SHAREHOLDERS

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House ("ACH") system. The Direct Deposit service is provided for registered shareholders at no charge.


                             Semiannual Report | 23

Templeton Russia and East European Fund, Inc.

To enroll in the service, access your account online by going to https://vault.bnymellon.com/isd or dial 1-800-416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.


                             24 | Semiannual Report

Templeton Russia and East European Fund, Inc.

TRANSFER AGENT
BNY Mellon Shareowner Services
P.O. Box 358035
Pittsburgh, PA 15252-8035
1-800-416-5585
www.bnymellon.com

SHAREHOLDER INFORMATION

Shares of Templeton Russia and East European Fund, Inc. are traded on the New York Stock Exchange under the symbol "TRF." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in "New York Stock Exchange Composite Transactions" section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICEDIRECT(R). For information go to BNY
Mellon Shareowner Services' web site at https://vault.bnymellon.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Russia and East European Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


                             Semiannual Report | 25

Templeton Russia and East European Fund, Inc.

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended March 31, 2008. Additionally, the Fund expects to file, on or about November 28, 2008, such certifications with its Form N-CSRS for the six months ended September 30, 2008.


                             26 | Semiannual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR
BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(4)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(2)
Franklin Small Cap Growth Fund(3)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund(1)
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund(1)
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(3.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(4.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/08                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030

SEMIANNUAL REPORT

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

INVESTMENT MANAGER

TEMPLETON ASSET MANAGEMENT LTD.

TRANSFER AGENT

BNY Mellon Shareowner Services
P.O. Box 358035
Pittsburgh, PA 15252-8035
Toll free number: (800) 416-5585
Hearing Impaired phone number: (800) 231-5469
Foreign Shareholders phone number: (201) 680-6578 www.bnymellon.com

FUND INFORMATION

(800) 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLTRF S2008 11/08


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.               N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Ann Torre Bates, Frank J. Crothers, David W. Niemiec and Constantine D. Tseretopoulos.

ITEM 6. SCHEDULE OF INVESTMENTS.            N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of directors or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on Section 12(d)(1) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

           N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

By /s/GALEN G. VETTER
  -----------------------------------
   Galen G. Vetter
   Chief Executive Officer - Finance
   and Administration
   Date November 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/GALEN G. VETTER
  -----------------------------------
   Galen G. Vetter
   Chief Executive Officer - Finance
   and Administration
   Date November 25, 2008

By /s/LAURA F. FERGERSON
 ------------------------------------
   Laura F. Fergerson
   Chief Financial Officer and
   Chief Accounting Officer
   Date November 25, 2008